UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2019, Diodes Incorporated (the “Company”) and Lite-On Semiconductor Corporation (“LSC”), a Taiwan-based supplier of “green” power-related discrete and analog semiconductor devices, announced they had entered into a Share Swap Agreement that provides for the acquisition of LSC by the Company (the “Agreement”).  LSC is publicly listed on the Taiwan Stock Exchange, stock code 5305.  A copy of the Agreement is attached as Exhibit 2.1 to the Report.

At the effective date of the transaction, each share of LSC stock will be converted into the right to receive TWD 42.50 in cash, or $1.37 USD as of June 30, 2019, without interest.  The aggregate consideration will be approximately $428 million.  The price per share reflects a premium of 35% over LSC’s 30-day volume-weighted average price.  The boards of directors of both companies have approved the transaction, which is still subject to approval by LSC shareholders as well as other customary closing conditions and regulatory approvals.  The transaction is expected to close during the second quarter of 2020.

The Company plans to fund the purchase price of the acquisition primarily with proceeds from a new financing agreement being arranged.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties contained in the Agreement are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Agreement, including information contained in any confidential disclosure schedules provided by the Company and LSC in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the Company and LSC rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about the Company

Item 7.01 Regulation FD Disclosure.

On August 8, 2019, the Company issued a press release announcing the Company and LSC have entered into the Agreement.  A copy of the press release is attached as Exhibit 99.1.  The Company held a conference call to discuss the acquisition of LSC on August 8, 2019 at 4:00 p.m. Central Time (5:00 p.m. Eastern Time). For further information concerning the conference call, see the press release attached as Exhibit 99.1 to this Report. A recording of the conference call will be posted on the Company’s website at www.diodes.com shortly after the call.  A copy of the script for the call and presentation slides, are attached as Exhibit 99.2 and 99.3, respectively, to this Report. The information furnished in this Item 7.01, including exhibits 99.1, 99.2 and 99.3, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the press release and script attached as Exhibits 99.1, 99.2 and 99.3, any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, the following: the expected benefits of the acquisition, including the acquisition being immediately accretive; the efficiencies, cost savings, revenues, and enhanced product offerings, market position, and design and manufacturing capabilities of Diodes after the acquisition; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions.

Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk of superior acquisition proposal from other parties; the risk of Diodes being unable to obtain sufficient financing from lenders to complete the acquisition; the risk of global market downturn conditions and volatilities impacting the completion of the acquisition or the funding; the risk that such expectations may not be met; the risk that the expected benefits of the acquisition may not be realized or that integration of the acquired business may not be as rapid as we anticipate; the risk that LSC’s business will not be integrated successfully into Diodes’; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that LSC’s standards, procedures, and controls will not be brought into conformance within Diodes’ operation; difficulties coordinating Diodes’ and LSC’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity, and complexity of Diodes’ operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the cost of LSC’s business; the diversion of our management’s attention from the management of our business; Diodes may not be able to maintain its current growth strategy or continue to maintain its current performance, costs, and loadings in its manufacturing facilities; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and Diodes’ joint venture prospects; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk that our future outlook or guidance may be incorrect; unfavorable currency exchange rates; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Swap Agreement between Diodes Incorporated and Lite-On Semiconductor Corporation
99.1	Press release dated August 8, 2019
99.2	Script for Conference Call
99.3	Presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2019	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer